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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 14, 2003 (November 14, 2003)

KYZEN CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Tennessee

(State or Other Jurisdiction of Incorporation)

000-26434	87-0475115

(Commission File Number)	(IRS Employer Identification Number)

430 Harding Industrial Blvd., Nashville, TN	37211

(Address of Principal Executive Offices)	(Zip Code)

(615) 831-0888

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed from Last Report)

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Item 7. Financial Statements and Exhibits.

(c)  The following exhibits are filed herewith:

Exhibit Number	Description

99.1	Press Release issued on November 14, 2003 by Kyzen Corporation

Item 12. Results of Operations and Financial Condition.

A copy of Kyzen’s November 14, 2003 press release announcing the results of the three and nine months ended September 30, 2003 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KYZEN CORPORATION

Date: November 14, 2003	By:	/s/ Kyle J. Doyel
Kyle J. Doyel Chief Executive Officer

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EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued on November 14, 2003 by Kyzen Corporation

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